UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): March 26, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNS ENERGY CORPORATION	86-0786732
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On March 26, 2014, UNS Energy Corporation (UNS Energy) held a special meeting of shareholders at UNS Energy's offices in Tucson, Arizona.
As of the record date, February 14, 2014, there were 41,633,535 shares of common stock of UNS Energy eligible to be voted at the special meeting. At the meeting, 32,196,538 shares, or approximately 77.3% of all outstanding shares of common stock, were present either in person or by proxy. Two matters were voted upon at the special meeting, with the Board of Directors of UNS Energy recommending a vote "FOR" in connection with each of the proposals voted upon, as further discussed in the definitive proxy statement filed with the Securities and Exchange Commission on February 18, 2014 (the Proxy Statement).
Proposal No. 1 was to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger (the Merger), dated as of December 11, 2013, by and among FortisUS Inc., a Delaware corporation, Color Acquisition Sub Inc., an Arizona corporation and a wholly-owned subsidiary of FortisUS Inc., which we refer to as Merger Sub, UNS Energy and, solely for the purposes of certain provisions thereof, Fortis Inc., a corporation existing under the Corporations Act of Newfoundland and Labrador, as it may be amended from time to time, pursuant to which Merger Sub will merge with and into UNS Energy, with UNS Energy continuing as the surviving corporation (the Merger Proposal).
Proposal No. 2 was to consider and cast an advisory, nonbinding vote to approve the compensation that may be paid or become payable to UNS Energy named executive officers that is based on or otherwise relates to the Merger, as discussed in the Proxy Statement (the Advisory Say-on-Merger-Pay Proposal).
Proposal No. 3 was to consider and vote on a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to adopt the merger agreement. Because the Merger Proposal received the affirmative vote of the holders of a majority of the outstanding shares of UNS Energy common stock entitled to vote on the Merger Proposal, the vote on the proposal to adjourn the special meeting to a later date or time was not called.
The Merger Proposal and the Advisory Say-on-Merger-Pay Proposal were approved. The table below shows the final voting results from the special meeting of shareholders.

	For	Against	Abstain
Proposal 1 - The Merger Proposal	31,311,841	524,021	360,676
Proposal 2 - The Advisory Say-on-Merger-Pay Proposal	29,355,324	1,253,525	1,587,689

Item 7.01 Regulation FD Disclosure
Following the special meeting of shareholders described in Item 5.07, UNS Energy issued a press release regarding the special meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	UNS Energy press release, dated March 26, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	March 26, 2014	UNS ENERGY CORPORATION ____________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Principal Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	UNS Energy press release, dated March 26, 2014.